EXHIBIT 10.120
JPMorgan Chase Bank, N.A.
Chaseside WB01-0560
Bournemouth
BH7 7DA United Kingdom

Direct Line: U.S. 1 212 8342211
Direct Line: U.K. 44 1202 325444
Facsimile: U.S. 1 212 8346641
Facsimile: U.K. 44 1202 325 163

Switchboard: U.K. 44 1202 322000

MICRON TECHNOLOGY INCORPORATED
Facsimile: 001 2083685763
2 July 2012

Reference Number: 8000031078419 (LHCZGIJ00)
Internal Reference: 30940179 / 30781719 / 31014429

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, N.A., ("JPMorgan") and MICRON TECHNOLOGY INCORPORATED, (the "Counterparty") on the Trade Date specified below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., (the "2006 Definitions") and in the 1998 FX and Currency Option Definitions as published by International Swaps and Derivatives Association, Inc., the Emerging Market Traders Association and The Foreign Exchange Committee (the "1998 Definitions", and together with the
2006 Definitions, the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the 2006 Definitions and the 1998 Definitions, the 1998 Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

1. If the parties have executed an ISDA 2002 Master Agreement, a 1992 ISDA Master Agreement (Multicurrency-Cross Border) or an ISDA Interest Rate and Currency Exchange Agreement (each an "ISDA Agreement"), this Confirmation between JPMorgan and such Counterparty supplements, forms part of, and is subject to such ISDA Agreement. All provisions contained in the ISDA Agreement shall govern this Confirmation except as expressly modified below.

If the parties have not executed an ISDA Agreement but have executed an International Currency Options Market Master Agreement ("ICOM"), or a Foreign Exchange and Options Master Agreement ("FEOMA"), this Confirmation supplements, forms part of, and is subject to such ICOM or FEOMA, as the case may be, as amended and supplemented from time to time (the "FX Agreement"). In such case, all provisions contained in the FX Agreement shall govern this Confirmation except as expressly modified below.

If the parties have not executed either an ISDA Agreement or an FX Agreement, until JPMorgan and the Counterparty execute an ISDA Agreement or FX Agreement, this Confirmation, together with all other documents referring to the ISDA Agreement (each an "ISDA Confirmation") confirming transactions (each a "Transaction") entered into between JPMorgan and the Counterparty (notwithstanding anything to the contrary in an ISDA Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency) on the Trade Date of the first such Transaction between JPMorgan and the Counterparty. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates.

2. The terms of the particular Transaction to which this Confirmation relates are as follows: Option 1:

(a) General Terms:

Internal Reference:	30940179

Trade Date:	02 July 2012

Buyer:	Counterparty

Seller:	JPMorgan

Currency Option Style:	European

Currency Option Type:	USD Put / JPY Call

Call Currency and Call Currency Amount:	JPY 40,000,000,000

Put Currency and Put Currency Amount:	USD 505,369,551.48

Strike Price:	79.15 JPY/USD

Expiration Date:	03 April 2013

Expiration Time:	10:00 New York Time

Settlement Date:	05 April 2013

Premium:	USD 9,960,000.00

Premium Payment Date:	05 April 2013

Option 2:

(a) General Terms:

Internal Reference:	30781719

Trade Date:	02 July 2012

Buyer:	JPMorgan

Seller:	Counterparty

Currency Option Style:	European

Currency Option Type:	USD Put / JPY Call

Call Currency and Call Currency Amount:	JPY 20,000,000,000

Put Currency and Put Currency Amount:	USD 264,655,286.49

Strike Price:	75.57 JPY/USD

Expiration Date:	03 April 2013

Expiration Time:	10:00 New York Time

Settlement Date:	05 April 2013

Premium:	Zero

Premium Payment Date:	Not Applicable

Option 3:

(a) General Terms:

Internal Reference:	31014429

Trade Date:	02 July 2012

Buyer:	JPMorgan

Seller:	Counterparty

Currency Option Style:	European

Currency Option Type:	JPY Put / USD Call

Call Currency and Call Currency Amount:	USD 240,038,406.14

Put Currency and Put Currency Amount:	JPY 20,000,000,000

Strike Price:	83.32 JPY/USD

Expiration Date:	03 April 2013

Expiration Time:	10:00 New York Time

Settlement Date:	05 April 2013

Premium:	Zero

Premium Payment Date:	Not Applicable

3. Calculation Agent: JPMorgan, acting in good faith and in a commercially reasonable manner, and whose determinations and calculations will be binding in the absence of manifest error.

4. Offices:
The Office of JPMorgan for this Transaction is NEW YORK.
The Office of the Counterparty for this Transaction is BOISE.

5. Office and Address for notices in connection with this Transaction

JPMorgan :	JPMorgan Chase Bank, N.A., NEW YORK
Chaseside WB01-0560
Bournemouth
BH7 7DA
United Kingdom
Direct Line: U.S. 1 212 8342211
Direct Line: U.K. 44 1202 325444
Facsimile: U.S. 1 212 8346641
Facsimile: U.K. 44 1202 325 163

6. Documents to be delivered. Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this Agreement and remains true and in effect.

7. Representations and Warranties: Absent a written agreement to the contrary, each party represents and warrants to the other party that (i) it is not relying on any advice (whether written or oral) of the other party regarding this Transaction; (ii) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction; (iii) it understands the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks; and (iv) the other party (1) is not acting as a fiduciary or financial, investment or commodity trading advisor for it, (2) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Transaction or any documentation related thereto, and (3) has not committed to unwind this Transaction.

This Confirmation supersedes and replaces any other confirmation (including any other written confirmation, SWIFT MT305 or phone/oral confirmation) issued by JPMorgan in connection with this Transaction on or prior to the date hereof.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to the above address.

Yours faithfully,

JPMORGAN CHASE BANK, N.A.

/s/ Philip D. Glackin

Name:     Philip D Glackin

Title:    Executive Director

Accepted and confirmed as of the date first written

MICRON TECHNOLOGY INCORPORATED

/s/ Anne Miller

Name:    Anne Miller

Title:    Senior Manager, Worldwide Treasury Operations

Your Reference Number: